UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 29, 2011

TECHE HOLDING COMPANY
(Exact name of Registrant as specified in its Charter)

Louisiana	1-13712	72-1287456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Jefferson Terrace, New Iberia, Louisiana	70560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 560-7151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           Effective March 29, 2011, the Board of Directors of the Registrant approved an amendment to its bylaws to renumber Article XI as Article XII and to add a new Article XI regarding indemnification.  A copy of the Amended and Restated Bylaws is filed as Exhibit 3.1 hereto.

Section 9 –Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit 3.1       Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHE HOLDING COMPANY
/s/ J. L. Chauvin
Date: March 31, 2011	By:	J. L. Chauvin Senior Vice President, Treasurer and Chief Financial Officer